Exhibit 99.1

Investor Presentation Ticker: EGBN EagleBankCorp.com November 2020

Forward Looking Statements 2 This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : David G . Danielson P 240 - 552 - 9534 E ddanielson@eaglebankcorp . com

Experienced Senior Management Team 3 Susan G. Riel CEO & President, Eagle Bancorp & EagleBank 44 years in banking 22 years with EGBN Charles D. Levingston EVP & Chief Financial Officer, Eagle Bancorp & EagleBank 20 years in banking 9 years with EGBN Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr. Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Banks of Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 20 years of experience in the banking industry. Chief Executive Officer of the Bank and Company, and formerly Chief Operating Officer. Ms. Riel has been with the bank for 22 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank . Ms. Riel has over 44 years of experience in the commercial banking industry. Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Janice L. Williams EVP, Eagle Bancorp; Senior EVP & Chief Credit Officer, EagleBank 26 years in banking 17 years with EGBN Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 17 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Experienced Senior Management Team 4 Sam Pepper EVP & Chief Operations Officer, Eagle Bancorp & EagleBank 38 years in financial services 0.3 years with EGBN Joined EagleBank in June 2020 as the Chief Operations Officer. Prior to this, he was President and CEO of UFS Bancorp & Unibank for Savings, and served as a board member for the Holding Company and Bank. He also served as EVP/Commercial Banking President for Equity Bank in Wichita, Kansas. He holds a B.S. in Business Administration from Western New England College and an MBA from Long Island University Joined EagleBank in June 2020 as the Chief Risk Officer. Prior to this, he was Managing Director for the Risk and Finance Advisory Practice in Deloitte’s Banking and Capital Markets Group, where he focused on the development of ERM and risk - category - specific governance structures and management frameworks. He also served as Managing Director at FTI Consulting. He holds a B.S. in Finance and Accounting and an M.S. in Finance - Investments and Capital Markets from the University of Wisconsin, Madison. Joined EagleBank in January 2020 as the Chief Legal Officer. He is responsible for all legal and compliance oversight at the bank. Saltzman was recently a Partner in the Banking and Financial Institutions Advisory Practice at White & Case and Vice Chairman at Deutsche Bank, where he helped lead capital stress testing, regulatory remediation and transaction banking in the Americas region. He holds a B.A. from Clark University and a J.D. from Boston University School of Law. Jeff Curry EVP & Chief Risk Officer, Eagle Bancorp & EagleBank 42 years in financial services 0.3 years with EGBN Paul Saltzman EVP & Chief Legal Officer, Eagle Bancorp & EagleBank 35 years in financial services 0.75 years with EGBN

Experienced Senior Management Team 5 Lindsey S. Rheaume EVP, Eagle Bancorp; EVP & Chief Commercial & Industrial Lending Officer, EagleBank 35 years in banking 6 years with EGBN Antonio F. Marquez EVP, Eagle Bancorp; Senior EVP & President of Commercial Banking, EagleBank 35 years in banking 9 years with EGBN Joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank , Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 35 years of experience in the banking industry in the Washington, DC metropolitan area. Joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 35 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank — which was acquired by United Bank in 2014 — where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

Board Focused on Vision and Oversight 6 Norman R. Pozez Executive Chair - Board of Directors 11 years with EGBN Kathy A. Raffa Director Chair - Audit Committee 4 years with EGBN Leslie Ludwig Director Chair - Compensation Committee 3 years with EGBN Theresa G. LaPlaca Chair - Risk Committee 1 years with EGBN Susan G. Riel Director - President & CEO 22 years with EGBN James A. Soltesz Director 12 years with EGBN Benjamin M. Soto Director 13 years with EGBN Matthew D. Brockwell Director, Chair – Governance & Nominating Committee 1 year with EGBN Former Audit Partner at PricewaterhouseCoopers LLP (PwC). His practice included both SEC registered and privately held companies, Chairman & CEO of the Uniwest Companies which is comprised of four operating companies related to the real estate and construction industry. Former EVP and Head of the Conduct Risk Management Group and a member of the Management Committee at Wells Fargo & Company. Prior to that she was the CFO of Wells Fargo’s Wealth and Investment Management businesses. President of Raffa , PC, a top 100 accounting firm based in Washington, D.C., until its merger in 2018 with Marcum, LLP. She currently serves as the Office Managing Partner for Marcum’s Washington, D.C. region offices. Prior to being named CEO in 2019, was a Senior EVP and Chief Operating Officer of the Bank, and EVP of the Company. Has been with the Company since 1998, and has been a member of the Company Board of Directors since 2017 and the Bank Board since 2018. Chief Executive Officer of Soltesz , Inc., an engineering and consulting firm, since 2006. Principal of Premium Title and Escrow, LLC, a Washington, D.C. - based full service title company and is a real estate transactions attorney. Co - founder of L&L Advisors, a commercial real estate consulting firm, and a retired Partner and Chairperson of the Management Committee at JBG Smith (formerly the JBG Companies)

Summary Statistics 7 Total Assets $ 10.1 billion Total Loans $ 7 . 9 billion Total Deposits $ 8 .2 billion Tangible Common Equity $ 1 . 1 billion Shares Outstanding (at close September 30, 2020) 32,228,636 Market Capitalization (at close November 6, 2020) $ 944 million Tangible Book Value per Common Share $ 34.70 Institutional Ownership 73 % Member of Russell 2000 yes Member of S&P SmallCap 600 yes NOTE: Financial data at or for the quarter ended September 30, 2020 unless otherwise noted (1) Please refer to the Non - GAAP reconciliation and footnotes in the appendices. (2) Based on November 6, 2020 closing price of $29.30 per share. (1) (1) (2)

Investment Rationale 8 Solid capitalization and conservative capital management Well managed asset quality Above average peer returns Superior efficiency with limited branch network Recognized expertise in CRE, C&I and residential mortgage lending Strategically positioned in one of the most attractive markets in the U.S. Dedicated, diverse and experienced Board focused on vision and governance

Nationally Recognized Financial Performance 9 “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017 Member of KBW Bank Honor Roll 2010 - 2018 Named as one of Top 100 Performing Community Banks 2018 Community Bankers Cup Award 2012 - 2019 Highly Regarded by Bank Rating Firms A - 300/300 B AUER F INANCIAL , I NC Green - ***

Key Financial Metrics – 3 rd Quarter 10 • Strong Capital Ratios: – Tangible Common Equity (1) | 11.18% – Tier 1 Leverage | 10.82% – Total Risk Based Capital | 16.72% • Strong Reserves & Clean Asset Quality: – ACL/Loans | 1.40% – NPAs/Assets | 0.62% – NCOs/Average Loans | 0.26% • Above Peer Returns: – ROAA | 1.57% – PPNR/AA (1) | 2.29% – ROATCE (1) | 15.93% NOTE: Financial data at or for the quarter ended September 30, 2020. (1) Please refer to the Non - GAAP reconciliation and footnotes in the appendices; (2) Computed by dividing noninterest expense by the sum of net interest income and noninterest income; (3) Computed by dividing total deposits by 20 branch locations; 4) Based on November 6, 2020 closing price of $29.30 per share. • Net Interest Margin | 3.08% • Limited branch network: – Efficiency Ratio (2) | 38% – Deposits per branch (3) | $409 million • Non - interest bearing deposits/ Deposits | 29% • Cash Dividend: – Yield (4) | 3.00% – Dividend payout ratio | 17.2%

Attractive & Resilient Market 11 • Washington DC MSA – 6th largest market in the U.S. – Population of 6 million with a projected annual growth rate of 4.05% – Workforce of 3.3 million – Median household income of $109,000 vs. US median of $68,000 – Unemployment of 6.7% in September down from 6.9% in August (US 7.9% in September) • Business strength – Two largest industries less impacted by COVID ▪ Federal government & government contracting ▪ Professional services – Home to 17 Fortune 500 companies – Ongoing large construction projects – Top 25 projects total estimated cost of $12.6 billion* – Amazon HQ2 hired its 1,000 th local employee this summer, target is 25,000 – #1 location for data centers (Dulles corridor) *Washington Business Journal 8/7/2020. Sources: US Bureau of Labor Statistics, S&P Global Market Intelligence, Washington Business Journal Book of Lists, Washington Post, Fo rtu ne .

295 495 95 495 495 270 395 66 66 Bethesda Lanham Chevy Chase Twinbrook Rockville Shady Grove Rosslyn Ballston Silver Spring Park Potomac Merrifield Alexandria Fairfax Tysons Corner Reston Dulles Town Center Chantilly HQ RHQ RHQ MONTGOMERY COUNTY PRINCE GEORGE’S COUNTY FAIRFAX COUNTY ARLINGTON COUNTY LOUDOUN COUNTY DC MD MD VA Corporate Headquarters Regional Headquarters Loan Office Branch Branch System Lending Office Virginia 9 Maryland 6 2 Washington, DC 5 Total 20 2 Limited Network of Offices 12

Local Leader in Deposit Share

Rank	Local HQ Rank	Company Name	Headquarters City, State	# of Branches	Average Branch Size	June 30, 2020 Deposits	June 30, 2020 Market Share
1	1	Capital One	McLean, VA	77	$620	$47,721	19.3%
2		Bank of America	Charlotte, NC	133	302	40,117	16.2%
3		Wells Fargo	San Francisco, CA	137	256	35,126	14.2%
4		Truist	Charlotte, NC	242	143	34,514	14.0%
5		PNC	Pittsburgh, PA	139	109	15,217	6.2%
6		Citigroup	New York, NY	32	290	9,281	3.8%
7		United Bankshares	Charleston, WV	55	166	9,127	3.7%
8	**2**	**Eagle Bancorp**	**Bethesda, MD**	**20**	**399**	**7,985**	**3.2%**
9	3	Sandy Spring	Olney, MD	46	167	7,680	3.1%
10		Toronto-Dominion	Toronto	48	119	5,730	2.3%
11		M&T Bank	Buffalo, NY	66	77	5,077	2.1%
12		HSBC Holdings	London	9	456	4,102	1.7%
13		Atlantic Union	Richmond, VA	14	221	3,089	1.3%
14	4	Burke & Herbert B&T	Alexandria, VA	24	113	2,706	1.1%
15		Workers United	Philadelphia, PA	1	2,033	2,033	0.8%
16	5	Capital	Rockville, MD	5	314	1,570	0.6%
17	6	John Marshall	Reston, VA	8	196	1,565	0.6%
18	7	FVCBankcorp	Fairfax, VA	8	187	1,493	0.6%
19	8	MainStreet	Fairfax, VA	7	192	1,345	0.5%
20		First Abu Dhabi	Washington, DC	1	1,292	1,292	0.5%
21	9	Congressional	Chevy Chase, MD	6	206	1,235	0.5%
22		WesBanco	Wheeling, WV	12	97	1,162	0.5%
23	10	Chain Bridge	McLean, VA	1	966	966	0.4%
24		JPMorgan Chase	New York, NY	35	27	939	0.4%
25	11	Presidential	Bethesda, MD	10	61	606	0.2%
		All other market participants		96	56	5,365	2.2%
		Market Total		**1,232**	**$201**	**$247,043**	**100.0%**

$'s in millions

73.7% (Ranks 1–6)

- **Market dominated by large banks**
  - Top 6 have 73.7% market share
- **Significant deposit base with a limited network of 20 offices**
  - Deposits/branch of $399 million
  - Contributes to improved efficiency

NOTE: Market includes Maryland counties of Montgomery and Prince George's; Virginia counties of Alexandria, Arlington, Fairfax, Fairfax City, Falls Church, Loudoun, Manassas, Manassas Park and Prince William; and the District of Columbia. Data excludes Morgan Stanley's subsidiary E*Trade whose deposits are substantially gathered from outside of the defined market area. Also excludes credit unions.
Source: S&P Global Market Intelligence.

EAGLE BANCORP, INC.
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COVID - 19 Response 14 • Transitioned team members to remote work environment where possible • Initiated COVID - 19 safety protocols and enhanced safety measures • Supplied PPE to all staff • Enhanced analysis of deposit client profitability • Actively managing the excess liquidity • Further opportunity to lower deposit costs when higher priced CDs roll off Our Team Liquidity • PPP loans of $456 million to over 1,400 businesses • Reached out to borrowers challenged by the pandemic to identify sustainable path forward • Donated $150,000 to area hospitals and community organizations fighting COVID - 19 • In 2019 began de - risking of portfolio • COVID Task Force created to recognize and remediate risk in the loan portfolio – 6 Senior Executives – Jan Williams CCO is Chair • Second deferrals involve credit enhancement Our Clients & Community Loans

$456 $4,998 $5,678 $6,412 $6,991 $7,546 $7,880 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q3 (in millions) Loans HFI Loans PPP Loans $5,158 $5,716 $5,854 $6,974 $7,224 $8,179 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q3 (in millions) Deposits $6,076 $6,890 $7,494 $8,389 $8,989 $10,106 2015Y 2016Y 2017Y* 2018Y 2019Y 2020Q3 (in millions) Assets Meaningful Size in Major Market 15 *Assets for 2017 are shown on an operating basis. Please refer to the Non - GAAP reconciliation and footnotes in the appendices. • Historically strong growth driven by loans ‒ Loan growth of 10.1% (CAGR) from 2015 through end of 3 rd quarter 2020 • Current focus on loan quality and clients ‒ Maintaining high quality originations ‒ Serving existing clients ‒ $456 million PPP (origination fees approx.3.0%) • Deposit growth ‒ Spiked in 1 st quarter 2020 ‒ Still elevated at end of 3 rd quarter 2020

Solid Capitalization 16 NOTE: Peers are depository institutions with assets from $7 - $15 billion. Source: S&P Global Market Intelligence. *Please refer to the Non - GAAP reconciliation and footnotes in the appendices. • Capitalization ‒ Tangible common equity levels above peers ‒ Strong earnings continue to supplement capital • Capital management ‒ Share repurchases: In September 2020, the board lifted the suspension of the share repurchase program; since August 2018, repurchases totaled 2,487,431 shares for $99.1 million ‒ Dividends: $0.22 per share dividends declared starting in the 2 nd quarter of 2019 • Access to capital markets ‒ Subordinated Notes: $150 million of 10 Year, 5 Year non - call, 5.00% sold in July 2016 ‒ Common Equity: $100 million of raised through an underwritten offering in March 2015 ‒ Subordinated Notes: $70 million of 10 Year non - call 5.75% sold in August 2014 11.62% 16.20% 12.87% 12.22% 10.82% 16.72% 13.19% 11.18% Tier 1 leverage Total risk based capital Tier 1 common equity Tangible common equity (non-GAAP)* Capital Ratios 12/31/2019 9/30/2020 10.56% 10.84% 11.61% 12.11% 12.22% 11.18% 8.75% 8.76% 9.14% 9.35% 9.66% 8.78% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q3 Tang. Common Equity / Tang. Assets (Non - GAAP)* EagleBancorp Peer Median

Superior Efficiency 17 • Efficiency much better than peers ‒ Focus on higher value business relationships ‒ Branches focused on commercial sub - markets ‒ A verage deposits per branch of $409 million • Expenses ‒ Disciplined expense management ‒ YTD expenses include investments in infrastructure/personnel in preparation for assets crossing $10 billion and elevated legal expenses of $8 million associated with previously disclosed ongoing investigations NOTE: Peers are depository institutions with assets from $7 - $15 billion. YTD is as of the most recently reported quarter end. So urce: S&P Global Market Intelligence. *Computed by dividing noninterest expense by the sum of net interest income and noninterest income; 42.5% 40.3% 37.8% 37.3% 40.0% 39.6% 62.6% 60.1% 57.9% 56.0% 56.6% 57.2% 2015Y 2016Y 2017Y 2018Y 2019Y YTD Efficiency Ratio* EagleBancorp Peer Median $80 $81 $79 $234 $258 $284 $317 $324 $240 2015Y 2016Y 2017Y 2018Y 2019Y YTD (in millions) Net Interest Income Full year Q1 2020 Q2 2020 Q3 2020 $37 $35 $37 $111 $115 $119 $127 $140 $109 2015Y 2016Y 2017Y 2018Y 2019Y YTD (in millions) Non Interest Expense Full year Q1 2020 Q2 2020 Q3 2020 $5 $12 $18 $25 $25 $28 $22 $24 $36 2015Y 2016Y 2017Y 2018Y 2019Y YTD (in millions) Non Interest Income Full year 1Q 2020 2Q 2020 3Q 2020

Strong Returns 18 • 3 rd quarter of 2020 was record level of net income of $41.3 million ‒ Earnings continue to supplement capital • Returns on assets and tangible common equity (non - GAAP) ‒ ROAA above peer median ‒ ROATCE above peer median with higher level of capitalization ‒ Stable PPNR returns NOTE: Peers are depository institutions with assets from $7 - $15 billion. Source: S&P Global Market Intelligence. *Please refer to the Non - GAAP reconciliation and footnotes in the appendices. 14.69% 14.19% 12.54% 16.63% 13.40% 8.56% 10.80% 15.93% 11.76% 11.35% 11.50% 14.77% 13.71% 6.14% 10.00% 11.91% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 Return on Average Tangible Common Equity (Non - GAAP)* EagleBancorp Peer Median 1.49% 1.52% 1.62% 1.91% 1.61% 0.98% 1.12% 1.57% 0.99% 1.02% 0.97% 1.29% 1.23% 0.53% 0.92% 1.06% 2015Y 2016Y 2017Y* 2018Y 2019Y 2020Q1 2020Q2 2020Q3 ROAA EagleBancorp Peer Median 2.66% 2.65% 2.75% 2.67% 2.37% 2.03% 2.28% 2.29% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 Pre - Provision Net Revenue / Avg. Assets (Non - GAAP)*

$18.83 $21.61 $24.67 $29.17 $32.67 $34.70 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q3 Tangible Book Value Per Share Building Tangible Book Value 19 NOTE: Quarterly dividend began in the 2 nd quarter of 2020 at $0.22 per share. *Data for 2017 is shown on an operating basis. Please refer to the Non - GAAP reconciliation and footnotes in the appendices. • Tangible book continues to rise ‒ TBVPS growth of 13.7% (CAGR) from 2015 through end of 3 rd Qtr. 2020 • Capital events ‒ 23% payout ratio YTD through 9/30/2020 ‒ $99.1 million of stock repurchases since August 2019 $0.22 $0.22 $0.22 $ - $ - $ - $ - $0.66 $0.66 2015Y 2016Y 2017Y 2018Y 2019Y YTD Common Dividends Per Share Full year 1Q 2020 2Q 2020 3Q 2020 $2.92 $0.70 $0.90 $1.28 $2.50 $2.86 $3.35 $4.42 $4.18 $2.88 2015Y 2016Y 2017Y* 2018Y 2019Y YTD Earnings per Share (diluted) Full year Operating 1Q 2020 2Q 2020 3Q 2020

CECL Adopted 1.05% 1.04% 1.01% 1.00% 0.98% 1.23% 1.36% 1.40% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 Allowance for Credit Losses / Loans CECL Adopted Clean Asset Quality 20 NOTE: CECL adoption on January 1, 2020 led to an initial adjustment to the allowance for credit losses of $10.6 million. *NPA s i nclude loans 90 days past due and still accruing. 0.31% 0.30% 0.20% 0.21% 0.56% 0.56% 0.69% 0.62% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 NPAs* / Assets 0.17% 0.09% 0.06% 0.05% 0.13% 0.12% 0.36% 0.26% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 NCO / Average Loans $14.3 $19.7 $6.6 $14.6 $11.3 $9.0 $8.7 $13.1 $40.7 2015Y 2016Y 2017Y 2018Y 2019Y YTD (in millions) Provision for Credit Losses Full year Q1 2020 Q2 2020 Q3 2020

21 Margin • Margin decline driven by ‒ PPP loans of $456 million with 1% coupon ‒ Deposit inflows which changed mix of earnings assets, coupled with a lower demand for loans • Average loans to average assets ‒ Moved from low - to - mid - 80s% to mid - 70s% with deposit inflows and lower demand for loans 4.33% 4.16% 4.15% 4.10% 3.77% 3.49% 3.26% 3.08% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 Net Interest Margin 81.6% 82.9% 83.8% 83.4% 82.8% 81.0% 77.6% 75.5% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 Average Loans / Average Assets

22 Yields and Costs of Funds • Yield on Loans ‒ PPP loans of $456 million at 1% coupon ‒ Reduced focus on higher yielding construction lending ‒ Competitive refinancing pressure when hitting rate floors • Cost of funds ‒ Room to lower deposit costs as higher priced CD funding rolls off ‒ Pricing competition remains stable for now 4.69% 4.60% 4.73% 5.09% 5.00% 4.55% 3.91% 3.66% 5.24% 5.11% 5.17% 5.54% 5.45% 5.07% 4.63% 4.46% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 Yield on Loans & Average Earning Assets Yield on Average Earning Assets Yield on Loans 0.28% 0.34% 0.47% 0.86% 1.26% 1.07% 0.59% 0.51% 0.36% 0.44% 0.58% 0.99% 1.23% 1.06% 0.65% 0.58% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 Cost of Funds & Cost of Deposits Cost of Deposits Cost of Funds

Securities Portfolio

$ in thousands Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Allowance for Credit Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
		September 30, 2020				
US Government Agency Securities	$130,313	$1,638	$665	$0	$131,286	13.6%
Mortgage Backed Securites - GSEs	702,655	14,578	590	-	$716,643	73.5%
Municipal Bonds	90,292	4,551	114	16	$94,713	9.4%
Corporate Bonds	33,345	1,596	71	140	$34,730	3.5%
Other Equity Investments	198	-	-	-	198	0.0%
Total Securities	**$956,803**	**$22,363**	**$1,440**	**$156**	**$977,570**	**100.0%**
		December 31, 2019				
US Government Agency Securities	$180,228	$621	$1,055	$0	$179,794	21.5%
Mortgage Backed Securites - GSEs	541,490	4,337	1,975	-	543,852	64.4%
Municipal Bonds	71,902	2,034	5	-	73,931	8.6%
Corporate Bonds	10,530	203	-	-	10,733	1.3%
US Treasury	34,844	11	-	-	34,855	4.2%
Other Equity Investments	198	-	-	$0	198	0.0%
Total Securities	**$ 839,192**	**$ 7,206**	**$ 3,035**	**$ -**	**$ 843,363**	**100.0%**
		September 30, 2019				
US Government Agency Securities	$171,585	$941	$706	$0	$171,820	24.4%
Mortgage Backed Securites - GSEs	434,042	5,404	1,417	-	438,029	61.9%
Municipal Bonds	61,680	2,278	-	-	63,958	8.8%
Corporate Bonds	9,532	82	-	-	9,614	1.4%
US Treasury	24,919	7	-	-	24,926	3.5%
Other Equity Investments	198	-	-	-	198	0.0%
Total Securities	**$701,956**	**$8,712**	**$2,123**	**$ -**	**$708,545**	**100.0%**

- $20.9 million net unrealized gains as of September 30, 2020
- Average life of portfolio is 3.1 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

EAGLE BANCORP, INC.

23

Deposits 24 *Core deposits include CDAR’s and ICS reciprocal deposits. • Total Deposits $8.2 billion • Deposits YTD through 9/30/2020 ‒ Up $954 million ‒ $847 million flowed into money market and core savings ‒ $269 million of CDs rolled off • Deposit philosophy ‒ Commercial focus drives growth of Noninterest Bearing Demand accounts ‒ Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits $2,064 $864 $2,187 $738 $826 $545 $2,384 $824 $3,034 $528 $922 $486 Noninterest bearing Interest bearing transaction Core savings* & money market Core CDs* Wholesale Money Market Wholesale CDs (in millions) Deposit Mix - $ Change 12/31/2019 9/30/2020 28.6% 12.0% 30.3% 10.2% 11.4% 7.5% 29.1% 10.1% 37.1% 6.5% 11.3% 5.9% Noninterest bearing Interest bearing transaction Core savings* & money market Core CDs* Wholesale Money Market Wholesale CDs Deposit Mix - % Change 12/31/2019 9/30/2020

Fee Income 25 • Mortgages ‒ Originations YTD through end of the 3 rd quarter were almost $1.1 billion • FHA Multi - Family ‒ 5 dedicated FTE’s ‒ Group started in 2016 • Other ‒ SBA ‒ Treasury and deposit services *1 st quarter of 2020 includes hedge and mark to market losses of $2.6 million $193 $308 $593 $911 $858 $619 $416 $666 $1,094 2015Y 2016Y 2017Y 2018Y 2019Y YTD (in millions) Mortgage Originations Full Year Q1 2020 Q2 2020 Q3 2020 $3.1 $12.2 $12.0 $11.6 $9.3 $6.0 $8.5 $16.2 2015Y 2016Y 2017Y 2018Y 2019Y YTD (in millions) Gain on Sale of Loans Full Year Q1 2020 Q2 2020 Q3 2020

Loans 26 • Loans of $7.9 billion • At 32% of the Loan Portfolio a much larger focus on C&I/Owner Occupied CRE than other local banks • C&I Loan Portfolio is predominantly variable rate loans • Owner Occupied Loans are key to small and mid - market relationships • DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy • Treasury Management services provide opportunity for relationship retention and expansion $7.9 billion

CRE Risk Management 27 • Executive & Board Level Oversight of Approval Process • Disciplined Underwriting • Proactive Portfolio Management • Quarterly Stress Testing of CRE Portfolio • Quarterly Independent Credit Review • Dedicated Special Assets Team

Loan Portfolio - Details

$ in millions		Commercial Real Estate		Construction							
Location	C&I	Owner Occupied CRE	Income Producing CRE	Owner Occupied Const.	CRE Construction	Land	Residential Mortgage	Consumer	PPP	Total	% of Total
District of Columbia	$431.4	$217.6	$1,133.5	$48.3	$518.7	$24.6	$33.6	$16.6	$129.9	$2,554.2	32.4%
Suburban Washington											
Montgomery	$376.2	$175.3	$648.2	$29.0	$67.9	$11.9	$19.1	$36.9	$122.2	$1,486.7	18.9%
Fairfax	194.3	66.4	430.5	-	49.2	3.8	9.5	9.3	72.2	835.1	10.6%
Prince George's	128.4	134.4	281.3	14.7	46.7	7.6	-	1.0	39.7	653.8	8.3%
Loudoun	46.5	48.4	174.8	7.1	12.5	-	1.9	3.0	12.3	306.6	3.9%
Arlington	53.7	0.4	105.1	1.5	5.1	-	0.7	1.0	7.6	175.1	2.2%
Alexandria	27.9	28.8	83.4	7.9	9.8	-	-	0.6	11.9	170.4	2.2%
Prince William	8.6	30.5	78.6	0.2	0.7	3.9	-	0.7	4.6	127.9	1.6%
Frederick	4.6	0.6	62.7	2.3	-	4.6	0.2	0.3	4.0	79.3	1.0%
Suburban Washington	$840.3	$484.9	$1,864.6	$62.6	$192.0	$31.7	$31.4	$52.9	$274.5	$3,834.9	48.7%
Other Maryland											
Baltimore	$40.3	$30.8	$198.7	$2.4	$8.2	$0.0	$0.1	$0.2	$6.0	$286.6	3.6%
Anne Arundel	16.4	27.0	118.1	-	22.2	1.4	2.9	0.9	6.8	195.7	2.5%
Eastern Shore	7.9	11.4	70.3	-	0.2	0.1	1.6	0.2	0.9	92.6	1.2%
Howard	14.2	3.1	37.5	-	-	3.2	0.9	1.2	12.6	72.6	0.9%
Charles	0.4	20.2	6.9	-	-	-	0.3	0.2	0.9	28.9	0.4%
Other MD	3.7	8.6	2.8	-	1.8	-	-	0.5	0.3	17.7	0.2%
Other Maryland	$82.9	$101.1	$434.3	$2.4	$32.4	$4.7	$5.8	$3.2	$27.4	$694.2	8.8%
Other Virginia											
Fauquier	$2.1	$2.9	$10.4	-	-	-	$1.6	$0.3	$2.2	$19.6	0.2%
Other VA	10.7	43.8	114.3	$1.1	$11.5	$0.8	0.4	0.2	3.2	186.0	2.4%
Other Virginia	$12.8	$46.7	$124.7	$1.1	$11.5	$0.8	$2.0	$0.4	$5.4	$205.5	2.6%
Other USA	$157.2	$147.3	$167.7	$25.9	$43.9	$18.9	$9.6	$2.0	$19.0	$591.5	7.5%
Total	**$1,524.6**	**$997.6**	**$3,724.8**	**$140.4**	**$798.4**	**$80.7**	**$82.4**	**$75.2**	**$456.1**	**$7,880.3**	**100.0%**
% of Total (ex PPP)	20.5%	13.4%	50.2%	1.9%	10.8%	1.1%	1.1%	1.0%	NA	NA	
% of Total	19.3%	12.7%	47.3%	1.8%	10.1%	1.0%	1.0%	1.0%	5.8%	100.0%	
	32.0%										

NOTE: Data as of September 30, 2020

EAGLE BANCORP, INC.
28

Loan Deferral Trend & Philosophy 29 • 1 st deferral ‒ Proactively reached out to clients ‒ 90 day initial deferrals ‒ Some I/O, some P&I • 2 nd deferral ‒ Requires a path to full performance ‒ Requires a credit enhancement such as principal curtailment, additional collateral, increased guarantor support or payment reserve $ in millions 6/30/2020 9/30/2020 10/31/2020 Loan Balance 1st deferral $1,630 $182 $127 2nd deferral - 669 637 Total $1,630 $851 $764 Number of Notes 1st deferral 708 189 110 2nd deferral - 132 166 Total 708 321 276 Percent of loans 20.3% 10.8% 9.6% 1st & 2nd Deferrals

Loan Deferral Changes 30 $ in millions Total Total Total Total Deferred % of Total Deferred % of Total Deferred % of Loan Type Loans Loans Loans Loans Loans Loans Loans Loans Loans Commercial and Industrial $1,607 $270 3.4% $1,525 $110 1.4% $1,554 $107 1.3% Commercial Real Estate Owner Occupied $964 $412 5.1% $998 $196 2.5% $995 $195 2.4% Income Producing 3,679 830 10.3% 3,725 449 5.7% 3,813 387 4.8% Subtotal $4,643 $1,242 15.5% $4,722 $645 8.2% $4,809 $582 7.3% Construction & Land Owner Occupied $150 $48 0.6% $140 $27 0.3% $142 $28 0.4% Income Producing 913 48 0.6% 798 46 0.6% 802 43 0.5% Land 83 - - 81 - - 78 - - Subtotal $1,145 $96 1.2% $1,020 $73 0.9% $1,022 $71 0.9% Residential Mortgage $94 $19 0.2% $82 $19 0.2% $76 $4 0.0% Consumer & Other 76 3 0.0% 75 3 0.0% 74 1 0.0% PPP 456 - - 456 - - 456 - - Total Loans $8,022 $1,630 20.3% $7,880 $851 10.8% $7,991 $764 9.6% 6/30/2020 9/30/2020 10/31/2020

Loan Deferral – Summary & Update 31 Dollars in millions. Industry/ Collateral Type Total Loans Deferred Notes Deferred Interest Only Deferred Payment Total Deferred Loans % Loans Deferred Total Deferred Loans Secured by RE Wtd Avg LTV of RE Collateral Average Loan Size Hotels $532 17 $200 $187 $387 4.9% $387 60% $22.8 Restaurants 274 127 46 69 115 1.5% 36 61% 0.9 Retail 475 17 16 57 73 0.9% 72 69% 4.3 Other 6,599 160 114 162 276 3.5% 187 Total $7,880 321 $376 $475 $851 10.8% $682 Hotels $531 14 $178 $146 $324 4.1% $324 60% $23.1 Restaurants 273 124 41 71 112 1.4% 44 60% 0.9 Retail 464 16 11 60 71 0.9% 71 69% 4.4 Other 6,722 122 82 175 257 3.2% 227 Total $7,990 276 $312 $452 $764 9.6% $666 September 30, 2020 October 31, 2020

120% 96% 125% 125% 118% 105% 106% 100% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 ADC Concentration* ADC & CRE Concentration 32 *ADC and CRE concentration ratios represents concentration as a percentage of consolidated risk - based capital. **CRE excludes owner occupied. 394% 319% 345% 325% 347% 357% 342% 328% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Q1 2020Q2 2020Q3 CRE Concentration* CRE Details ADC Details 2019 Q4 2020 Q1 2020 Q2 2020 Q3 Total ADC portfolio (in mill.) $1,610 $1,413 $1,473 $1,428 ADC/Total Loans 21.3% 18.0% 18.4% 18.1% NPLs/Total ADC 0.72% 0.49% 0.86% 0.72% NCOs/Total ADC 0.00% 0.50% 0.24% 0.27% 2019 Q4 2020 Q1 2020 Q2 2020 Q3 Total CRE portfolio** (in mill.) $4,731 $4,803 $4,741 $4,661 CRE/Total Loans 62.7% 61.3% 59.1% 59.2% NPLs/Total CRE 0.35% 0.33% 0.52% 0.58% NCOs/Total CRE 0.08% 0.12% 0.06% 0.15%

Appendices 33

Performance Statistics Summary

Key Ratios (at or for the period ended)	2015Y	2016Y	2017Y	2018Y	2019Y	2020Q1	2020Q2	2020Q3	Peer Median 2020Q3
Profitability									
Net Interest Margin	4.33%	4.16%	4.15%	4.10%	3.77%	3.49%	3.26%	3.08%	3.15%
Efficiency Ratio	42%	40%	38%	37%	40%	44%	37%	38%	56%
Return on Average Assets	1.49%	1.52%	1.62%*	1.91%	1.61%	0.98%	1.12%	1.57%	1.06%
Return on Average Tangible Common Equity**	14.69%	14.19%	12.54%*	16.63%	13.40%	8.56%	10.80%	15.93%	11.91%
Asset Quality									
Allowance Loan Losses/Gross Loans	1.05%	1.04%	1.01%	1.00%	0.98%	1.23%	1.36%	1.40%	1.40%
NPAs + 90 Days Past Due/Total Assets	0.31%	0.30%	0.20%	0.21%	0.56%	0.56%	0.69%	0.62%	NA
Net Charge-Offs to Average Loans (annualized)	0.17%	0.09%	0.06%	0.05%	0.13%	0.12%	0.36%	0.26%	0.07%
Reserve/NPLs (Coverage Ratio)	398%	330%	489%	430%	151%	202%	185%	190%	NA
Capital									
Tier 1 Leverage Ratio	10.90%	10.72%	11.45%	12.08%	11.62%	11.33%	10.63%	10.82%	9.37%
Tangible Common Equity/Tangible Assets**	10.56%	10.84%	11.61%	12.11%	12.22%	10.70%	11.17%	11.18%	8.78%
Total Risk Based Capital Ratio	12.75%	14.89%	15.02%	16.08%	16.20%	15.44%	16.26%	16.72%	14.88%
Valuation								As of 11/6/2020***	
Price/LTM Earnings	20.2x	21.3x	19.8x	11.0x	11.6x	7.7x	8.8x	7.4x	11.7x
Price/Tangible Book Value	268%	282%	235%	167%	149%	90%	97%	84%	108%

NOTE: The Peer group was changed from the FFIEC's BHC peer report group "$3-$10 billion" as EGBN assets are now approximately $10 billion the group no longer provides good comparable financial data. The next larger group is for BHC's with assets of $10 billion and over, which also does not provide good comparable financial data. The new peer group consists of depository institutions ranging from $7 billion to $15 billion. There were 47 depository institutions within that range as of September 30, 2020, and all were included in the peer group. Source: S&P Global Market Intelligence.

*Data for 2017Y is shown on an adjusted basis. Please refer to the Non-GAAP reconciliation and footnotes in the appendices.
** Please refer to the Non-GAAP reconciliation and footnotes in the appendices.
***Closing stock price on November 6, 2020 with financial data as of September 30, 2020 or the twelve months ended September 30, 2020. EGBN stock price of $29.30, LTM EPS of $3.94 and TBVPS of $34.70.

EAGLE BANCORP, INC.

34

Historical Balance Sheet 35 *Data for 2017 is shown on an operating basis. **YTD is as of September 30, 2020. (Dollar Values in Thousands) 2015Y 2016Y 2017Y* 2018Y 2019Y 5 Year Compound Growth Rate 2020YTD** Assets Cash and Equivalents $298,363 $368,163 $190,473 $321,864 $241,973 (1.1%) $857,108 Securities Available for Sale 504,772 559,708 625,592 807,645 878,557 16.8% 1,017,631 Total Cash and Securities 803,135 927,871 816,065 1,129,509 1,120,530 11.1% 1,874,739 Gross Loans HFI 4,998,368 5,677,893 6,411,528 6,991,447 7,545,748 11.8% 7,880,255 Loan Loss Reserves 52,687 59,074 64,758 69,944 73,658 9.8% 110,215 Loans Held for Sale 47,492 51,629 25,096 19,254 56,707 5.1% 79,084 Total Net Loans 4,993,173 5,670,448 6,371,866 6,940,757 7,528,797 11.8% 7,849,124 Real Estate Owned 5,852 2,694 1,394 1,394 1,487 (35.4%) 4,987 Total Intangibles 108,155 106,947 106,824 105,470 104,542 (0.9%) 104,998 Total Servicing Rights 387 472 388 296 197 (6.9%) 167 Other Assets 164,875 181,664 197,080 211,711 233,166 8.8% 272,279 Total Assets $6,075,577 $6,890,096 $7,493,617 $8,389,137 $8,988,719 11.4% $10,106,294 Liabilities Deposits $5,158,444 $5,716,114 $5,853,984 $6,974,285 $7,224,391 10.9% $8,178,785 FHLB Borrowings 0 0 325,000 0 250,000 12.3% 300,000 Repurchase Agreements 72,356 68,876 76,561 30,413 30,980 (12.7%) 24,293 Subordinated Debt 68,928 216,514 216,905 217,296 217,687 22.4% 267,980 Other Liabilities 37,248 45,793 56,141 58,202 74,980 15.8% 111,834 Total Liabilities 5,336,976 6,047,297 6,528,591 7,280,196 7,798,038 11.0% 8,882,892 Equity Common Equity 738,410 845,180 966,775 1,113,216 1,187,722 16.8% 1,209,131 Net Unrealized Gain (Loss) 191 (2,381) (1,749) (4,275) 2,959 2.3% 14,271 Total Stockholders Equity 738,601 842,799 965,026 1,108,941 1,190,681 13.9% 1,223,402 Total Liabilities and Equity $6,075,577 $6,890,096 $7,493,617 $8,389,137 $8,988,719 11.4% $10,106,294 Balance Sheet Analysis (%) Total Gross Loans/ Total Assets 82.27 82.41 85.56 83.34 83.95 77.97 Loans/ Deposits 96.90 99.33 109.52 100.25 104.45 96.35 Reserves/ Loans 1.05 1.04 1.01 1.00 0.98 1.40 Annualized Growth Rates (%) Asset Growth Rate 15.77 13.41 8.76 11.95 7.15 16.54 Gross Loans HFI 15.91 13.59 12.92 9.04 7.93 5.90 Deposit Growth Rate 19.66 10.81 2.41 19.14 3.59 17.57

Historical Income Statement

($ Values in Thousands, except per share data)	2015Y	2016Y	2017Y*	2018Y	2019Y	5 Year Compound Growth Rate	2020YTD**
Total Interest Income	$253,180	$285,805	$324,034	$393,286	$429,630	17.5%	$295,306
Total Interest Expense	19,238	27,641	40,147	76,293	105,585	51.8%	55,161
Net Interest Income	233,942	258,164	283,887	316,993	324,045	12.7%	240,145
Loan Loss Provision	14,638	11,331	8,971	8,660	13,091	3.8%	40,654
Service Charges on Deposits	5,397	5,821	6,364	7,014	6,247	5.0%	3,428
Gain/Loss on Sale of Loans	11,973	11,563	9,276	5,963	8,474	4.2%	16,249
Gain/Loss on Sale of Securities	2,254	1,194	542	97	1,517	133.2%	1,650
Loss on early extinguishment of debt	(1,130)	-	-	-	-	100.0%	-
BOLI Revenue	1,589	1,554	1,466	1,507	1,703	5.8%	1,655
Other Noninterest Income	6,545	7,152	11,725	8,005	7,758	8.1%	12,827
Total Noninterest Income	26,628	27,284	29,373	22,586	25,699	7.0%	35,809
Salaries and Employee Benefits	61,749	67,010	67,129	67,734	79,842	6.9%	54,289
Premises and Equipment Expenses	16,026	15,118	15,632	15,660	14,387	1.6%	12,414
Marketing and Advertising	2,748	3,495	4,095	4,566	4,826	19.3%	3,117
Data Processing	7,533	7,747	8,220	9,714	9,412	8.8%	7,955
Legal, Accounting and Professional Fees	3,729	3,673	5,053	9,742	12,195	28.8%	14,064
FDIC Insurance	3,154	2,718	2,554	3,512	3,206	6.6%	5,556
Merger Expenses	141	-	-	-	-	(100.0%)	-
Other Noninterest Expenses	15,636	15,254	15,869	15,783	15,994	8.8%	11,759
Total Noninterest Expense	110,716	115,015	118,552	126,711	139,862	7.0%	109,154
Net Income Before taxes	135,216	159,102	185,736	204,208	196,791	17.9%	125,172
Income taxes	51,049	61,395	70,916	51,932	53,848	11.0%	31,847
Net Income	84,167	97,707	114,820	152,276	142,943	21.4%	93,325
Preferred Dividends	601	-	-	-	-	(100.0%)	-
Net Income Available to Common	$83,566	$97,707	$114,820	$152,276	$142,943	21.7%	$93,325
Earnings per Share - Diluted	$2.50	$2.86	$3.35	$4.42	$4.18		$2.88

*Data for 2017 is shown on an operating basis. Please refer to the Non-GAAP reconciliation and footnotes in the appendices..
**YTD is for the nine months ended September 30, 2020.

EAGLE BANCORP, INC.
36

Loan Portfolio – Income Producing CRE

$ in millions Location	Hotel/ Motel	Industrial	Mixed Use	Multi-Family	Office & Office Condo	Retail	Family & Res. Condo	Other	Total	% of Total
District of Columbia	$189.0	$15.7	$353.3	$197.0	$118.1	$74.4	$87.5	$98.6	$1,133.5	30.4%
Suburban Washington										
Montgomery	$44.4	$17.3	$158.2	$21.7	$330.3	$12.1	$10.5	$53.7	$648.2	17.4%
Fairfax	-	0.5	11.5	1.0	238.9	67.5	9.5	101.6	430.5	11.6%
Prince George's	76.6	35.5	3.1	8.0	34.4	65.3	2.5	55.9	281.3	7.6%
Loudoun	-	31.1	-	41.0	36.8	7.7	2.2	56.0	174.8	4.7%
Arlington	46.4	-	-	0.2	37.6	-	4.4	16.5	105.1	2.8%
Alexandria	-	-	9.7	-	54.1	17.9	0.8	0.9	83.4	2.2%
Prince William	27.4	3.5	-	-	6.0	10.5	1.4	29.8	78.6	2.1%
Frederick	-	2.2	2.6	-	6.0	40.0	1.7	10.3	62.7	1.7%
Suburban Washington	$194.8	$90.0	$185.1	$71.9	$744.1	$221.1	$33.0	$324.7	$1,864.6	50.1%
Other Maryland										
Baltimore	$15.3	$1.1	$163.3	$1.3	$7.2	$6.6	$1.7	$2.2	$198.7	5.3%
Anne Arundel	9.7	20.0	29.4	48.6	1.9	8.5	-	-	118.1	3.2%
Eastern Shore	58.0	-	-	-	1.8	0.5	8.1	1.9	70.3	1.9%
Howard	-	6.4	-	-	2.2	9.7	3.0	16.2	37.5	1.0%
Charles	-	-	-	-	6.3	0.6	-	-	6.9	0.2%
Other MD	-	-	0.2	1.3	-	1.3	-	-	2.8	0.1%
Other Maryland	$83.1	$27.5	$192.8	$51.2	$19.4	$27.3	$12.7	$20.3	$434.3	11.7%
Other Virginia										
Fauquier	-	-	-	-	$6.5	$3.9	-	-	$10.4	0.3%
Other VA	-	0.2	5.6	15.4	49.4	37.0	1.8	4.9	114.3	3.1%
Other Virginia	-	$0.2	$5.6	$15.4	$55.9	$40.9	$1.8	$4.9	$124.7	3.3%
Other USA	3.0	-	0.4	102.8	3.7	8.2	5.1	44.5	167.7	4.5%
Total	**$469.8**	**$133.4**	**$737.2**	**$438.3**	**$941.1**	**$371.9**	**$140.1**	**$493.0**	**$3,724.8**	**100.0%**
% of Total	12.6%	3.6%	19.8%	11.8%	25.3%	10.0%	3.8%	13.2%	100.0%	

NOTE: Data as of September 30, 2020

EAGLE BANCORP, INC.

37

Loan Portfolio – CRE Construction

$ in millions Location	Single & 1-4 Family	Multi-Family	Office & Office Condo	Hotel/ Motel	Mixed Use	Retail	Residential Condo	Other	Total	% of Total
District of Columbia	$45.8	$210.3	$76.3	$0.0	$113.8	$2.1	$56.6	$13.8	$518.7	65.0%
Suburban Washington										
Montgomery	$23.9	$16.1	$21.8	$0.0	$0.0	$0.0	$0.2	$6.0	$67.9	8.5%
Fairfax	32.7	0.7	-	-	3.2	-	-	12.5	49.2	6.2%
Prince George's	2.7	-	-	12.2	-	-	-	31.9	46.7	5.9%
Loudoun	-	-	-	-	2.9	1.0	4.9	3.7	12.5	1.6%
Arlington	5.1	-	-	-	-	-	-	-	5.1	0.6%
Alexandria	1.3	-	-	-	-	-	8.5	-	9.8	1.2%
Prince William	0.7	-	-	-	-	-	-	-	0.7	0.1%
Frederick	-	-	-	-	-	-	-	-	-	0.0%
Suburban Washington	$66.4	$16.8	$21.8	$12.2	$6.1	$1.0	$13.6	$54.1	$192.0	24.0%
Other Maryland										
Baltimore	$0.9	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$7.4	$8.2	1.0%
Anne Arundel	-	-	-	-	22.2	-	-	-	22.2	2.8%
Eastern Shore	0.2	-	-	-	-	-	-	-	0.2	0.0%
Howard	-	-	-	-	-	-	-	-	-	0.0%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	-	-	-	-	1.8	-	-	-	1.8	0.2%
Other Maryland	$1.0	$0.0	$0.0	$0.0	$24.0	$0.0	$0.0	$7.4	$32.4	4.1%
Other Virginia										
Fauquier	-	-	-	-	-	-	-	-	-	0.0%
Other VA	11.5	-	-	-	-	-	-	-	11.5	1.4%
Other Virginia	$11.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$11.5	1.4%
Other USA	0.6	-	-	30.7	-	-	0.3	12.3	43.9	5.5%
Total	**$125.3**	**$227.1**	**$98.1**	**$42.9**	**$143.9**	**$3.1**	**$70.4**	**$87.6**	**$798.4**	**100.0%**
% of Total	15.7%	28.4%	12.3%	5.4%	18.0%	0.4%	8.8%	11.0%	100.0%	
Renovation	$33.8	$56.8	$52.9	$0.0	$13.4	$0.0	$10.8	$23.3	$191.0	
Ground-Up	91.5	170.3	45.1	42.9	130.6	3.1	59.6	64.4	607.4	

NOTE: Data as of September 30, 2020

EAGLE BANCORP, INC.
38

Non-GAAP Reconciliation (unaudited)

($ in thousands except per share data)	2015Y	2016Y	2017Y*	2018Y	2019Y	2020Q1	2020Q2	2020Q3
Common shareholders' equity	$738,601	$842,799	$965,026	$1,108,941	$1,190,681	$ 1,162,778	$ 1,187,895	$ 1,223,402
Less: Intangible assets	(108,542)	(107,419)	(107,212)	(105,766)	(104,739)	(104,695)	(104,651)	(105,165)
Tangible common equity	**$630,059**	**$735,380**	**$857,814**	**$1,003,175**	**$1,085,942**	**$ 1,058,083**	**$ 1,083,244**	**$ 1,118,237**
Book value per common share	$22.07	$24.77	$28.23	$32.25	$35.82	$ 36.11	$ 36.86	$ 37.96
Less: Intangible book value per common share	(3.24)	(3.16)	(3.14)	(3.08)	(3.15)	(3.25)	(3.24)	(3.26)
Tangible book value per common share	**$18.83**	**$21.61**	**$25.09**	**$29.17**	**$32.67**	**$ 32.86**	**$ 33.62**	**$ 34.70**
Total assets	$6,076,649	$6,890,097	$7,493,617	$8,389,137	$8,988,719	$ 9,992,219	$ 9,799,670	$ 10,106,294
Less: Intangible assets	(108,542)	(107,419)	(107,212)	(105,766)	(104,739)	(104,695)	(104,651)	(105,165)
Tangible assets	**$5,968,107**	**$6,782,678**	**$7,386,405**	**$8,283,371**	**$8,883,980**	**$ 9,887,524**	**$ 9,695,019**	**$ 10,001,129**
Tangible common equity ratio	**10.56%**	**10.84%**	**11.61%**	**12.11%**	**12.22%**	**10.70%**	**11.17%**	**11.18%**
Average common shareholders' equity	$678,387	$796,400	$906,169	$1,022,642	$1,172,051	$1,191,180	$1,179,452	$1,137,826
Less: Average intangible assets	(109,478)	(107,981)	(107,117)	(106,806)	(105,167)	(104,697)	(104,672)	(105,106)
Average tangible common equity	**$568,910**	**$688,420**	**$799,052**	**$915,836**	**$1,066,884**	**$1,086,483**	**$1,074,780**	**$1,032,720**
Net Income	$83,566	$97,707	$100,232	$152,276	$142,943	$23,123	$28,856	$41,346
Average tangible common equity	$568,910	$688,420	$799,052	$915,836	$1,066,884	$1,086,483	$1,074,780	$1,032,720
Return on Average Tangible Common Equity	**14.69%**	**14.19%**	**12.54%**	**16.63%**	**13.40%**	**8.56%**	**10.80%**	**15.93%**

*Data for 2017 is shown on an operating basis. Please refer to the Non-GAAP reconciliation and footnotes in the appendices..

EAGLE BANCORP, INC.
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Non - GAAP Reconciliation (unaudited) 40 ($ in thousands except per share data) GAAP Change Non-GAAP Income Statements Income tax expense $85,504 ($14,588) $70,916 Net income $100,232 $14,588 $114,820 Performance Ratios (annualized) Return on average assets 1.41% 1.62% Earnings Per Common Share Basic $2.94 $0.43 $3.36 Diluted $2.92 $0.42 $3.35 ($ in thousands except per share data) GAAP Change Non-GAAP Assets Deferred income taxes $28,770 $14,588 $43,358 Total Assets $7,479,029 $14,588 $7,493,617 Shareholders' Equity Retained earnings $431,544 $14,588 $446,132 Total Shareholders' Equity 950,438 14,588 965,026 Total Liabilities and Shareholders' Equity $7,479,029 $14,588 $7,493,617 December 31, 2017 Twelve Months Ended December 31, 2017

Non-GAAP Reconciliation (unaudited)

($ in thousands except per share data)	2015Y	2016Y	2017Y	2018Y	2019Y	2020Q1	2020Q2	2020Q3
Income statement								
Net interest income	$233,942	$258,165	$283,887	$316,993	$324,045	$79,744	$81,363	$79,038
Non-interest income	26,628	27,284	29,372	22,586	25,699	5,470	12,495	17,844
Non-interest expense	(110,716)	(115,016)	(118,552)	(126,711)	(139,862)	(37,347)	(34,892)	(36,915)
Pre-provision net revenue ("PPNR")	$149,854	$170,433	$194,707	$212,868	$209,882	$47,867	$58,966	$59,967
Average assets	$5,630,567	$6,436,774	$7,089,211	$7,958,941	$8,853,066	$9,447,663	$10,326,709	$10,473,595
PPNR to Average assets	2.66%	2.65%	2.75%	2.67%	2.37%	2.03%	2.28%	2.29%

[1] Tangible common equity to tangible assets (the "tangible common equity ratio"), tangible book value per common share, and the annualized return on average tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company calculates the annualized return on average tangible common equity ratio by dividing net income available to common shareholders by average tangible common equity which is calculated by excluding the average balance of intangible assets from the average common shareholders' equity. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

EAGLE BANCORP, INC.

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